POWER OF ATTORNEY
Know all by these presents, that the
 undersigned hereby constitutes and
 appoints Michael Gravelle, Colleen
 Haley or Carol Nairn, signing singly,
 the undersigned?s true and lawful
attorney in fact to:
(1)	execute for and on behalf
of the undersigned, in the undersigned?s
 capacity as an officer and/or director
 of Fidelity National Financial, Inc.
 (the ?Company?), a Form 3 (Initial
Statement of Beneficial Ownership of
 Securities), Form 4 (Statement of
 Changes in Beneficial Ownership),
and/or Form 5 (Annual Statement of
Changes in Beneficial Ownership), in
 accordance with Section 16(a) of the
 Securities Exchange Act of 1934 and
the rules thereunder;
(2)	do and perform any and all
 acts for and on behalf of the
undersigned which may be necessary
 or desirable to complete and
execute such Form(s) and to timely
 file such Form(s) with the United
 States Securities and Exchange
Commission and any stock exchange
 or similar authority; and
(3)	take any other action of

any type whatsoever in connection
 with the foregoing which, in the
opinion of such attorney in fact,
may be of benefit to, in the best
 interest of, or legally required
 by, the undersigned, it being
understood that the documents
executed by such attorney in
fact on behalf of the undersigned
 pursuant to this Power of Attorney
 shall be in such form and shall
contain such terms and conditions
 as such attorney in fact may
approve in such attorney in
fact?s discretion.
The undersigned hereby grants to
such attorney in fact full power
 and authority to do and perform
 any and every act and thing
whatsoever requisite, necessary,
 or proper to be done in the
exercise of any of the rights
 and powers herein granted, as
 fully to all intents and purposes
 as the undersigned might or could
 do if personally present, with
full power of substitution or
revocation, hereby ratifying and
 confirming all that such attorney
 in fact, or such attorney in
fact?s substitute or substitutes,
 shall lawfully do or cause to
be done by virtue of this Power
 of Attorney and the rights and
 powers herein granted.  The
undersigned acknowledges that
 the foregoing attorney in fact,
 in serving in such capacity at
the request of the undersigned,
 is not assuming, nor is the
 Company assuming, any of the
 undersigned?s responsibility
 to comply with Section 16 of
 the Securities Exchange Act
of 1934.
This Power of Attorney shall
remain in full force and effect
until revoked by the undersigned
in a signed writing delivered to
 the foregoing attorney in fact.
IN WITNESS WHEREOF,  the
undersigned has caused this
Power of Attorney to be
executed as of this 15th
day of August, 2014..
							____________________________

/s/ Richard N. Massey